Fair Value of Assets and Liabilities - Summary of Liabilities Recorded at Carrying Value (Details) - USD ($) $ in Millions	Jun. 30, 2016	Dec. 31, 2015
Fair value and carrying value of the Company's debt instruments
Current notes payable - Fair value	$ 39.0	$ 32.0
Notes payable - Carrying value	39.0	32.0
Long-term debt - Fair Value	2,270.0	613.0
Long-term debt - Carrying value	2,274.0	606.2
Total debt instruments - Fair value	2,309.0	645.0
Total debt instruments - Carrying value	$ 2,313.0	$ 638.2